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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 31, 2003
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                              Wachovia Corporation
                              --------------------
             (Exact name of registrant as specified in its charter)

        North Carolina              1-10000                   56-0898180
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(State or other jurisdiction      (Commission               (IRS Employer
       of incorporation)          File Number)            Identification No.)

          One Wachovia Center
        Charlotte, North Carolina                             28288-0013
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(Address of principal executive offices)                      (Zip Code)

        Registrant's telephone number, including area code (704) 374-6565
                                                           ---------------


         (Former name or former address, if changed since last report.)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         99       The News Release (as defined below).

ITEM 9. REGULATION FD DISCLOSURE.

         The following information is being furnished under Item 9: On March 31, 2003, in connection with the issuance of the News Release, Wachovia Corporation ("Wachovia") will hold a conference call/webcast to discuss the News Release.

         The following information is being filed under Item 12: On March 31, 2003, Wachovia issued a news release (the "News Release"). The News Release is attached as Exhibit 99 to this report and is incorporated into this Item 12 by reference.

         The News Release contains a description of Wachovia's earnings per share excluding merger-related and restructuring charges related to the September 2001 merger between First Union Corporation and the former Wachovia Corporation. Management believes that such financial measure provides useful information to investors because it provides information about Wachovia's financial performance from its ongoing business operations. The merger-related and restructuring charges are non-recurring expenses, principally related to systems conversion, occupancy and equipment, advertising and employee termination costs, net of non-recurring gains, principally related to gains from the sale of divested branches.

                                      * * *

         This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements relating to the benefits of the merger between the former Wachovia Corporation ("Legacy Wachovia") and Wachovia completed on September 1, 2001 (the "Merger"), including future financial and operating results, cost savings, enhanced revenues and the accretion to reported earnings that may be realized from the Merger, (ii) statements relating to the benefits of the proposed retail securities brokerage combination transaction between Wachovia and Prudential Financial, Inc. (the "Brokerage Transaction"), including future financial and operating results, cost savings, enhanced revenues and the accretion of reported earnings that may be realized from the Brokerage Transaction, (iii) statements regarding certain of Wachovia's goals and expectations with respect to earnings, earnings per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (iv) statements preceded by, followed by or that include the words "may", "could", "should", "would", "believe", "anticipate", "estimate", "expect", "intend", "plan", "projects", "outlook" or similar expressions. These statements are based upon the current beliefs and expectations of Wachovia's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond Wachovia's control).

         The following factors, among others, could cause Wachovia's financial performance to differ materially from that expressed in such forward-looking statements: (1) the risk that the businesses of Wachovia and Legacy Wachovia in connection with the Merger or the

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Brokerage Transaction will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the Merger or the Brokerage Transaction may not be fully realized or realized within the expected time frame; (3) revenues following the Merger or the Brokerage Transaction may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the Merger or the Brokerage Transaction, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the strength of the United States economy in general and the strength of the local economies in which Wachovia conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on Wachovia's loan portfolio and allowance for loan losses; (6) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (7) inflation, interest rate, market and monetary fluctuations; (8) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on Wachovia's capital markets and capital management activities, including, without limitation, Wachovia's mergers and acquisition advisory business, equity and debt underwriting activities, private equity investment activities, derivative securities activities, investment and wealth management advisory businesses, and brokerage activities; (9) the timely development of competitive new products and services by Wachovia and the acceptance of these products and services by new and existing customers; (10) the willingness of customers to accept third party products marketed by Wachovia; (11) the willingness of customers to substitute competitors' products and services for Wachovia's products and services and vice versa; (12) the impact of changes in financial services' laws and regulations (including laws concerning taxes, banking, securities and insurance); (13) technological changes; (14) changes in consumer spending and saving habits; (15) the effect of corporate restructurings, acquisitions and/or dispositions, including, without limitation, the Merger and the Brokerage Transaction, and the actual restructuring and other charges related thereto, and the failure to achieve the expected revenue growth and/or expense savings from such corporate restructurings, acquisitions and/or dispositions; (16) the growth and profitability of Wachovia's noninterest or fee income being less than expected; (17) unanticipated regulatory or judicial proceedings or rulings; (18) the impact of changes in accounting principles;
(19) adverse changes in financial performance and/or condition of Wachovia's borrowers which could impact repayment of such borrowers' outstanding loans;
(20) the impact on Wachovia's businesses, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts; and (21) Wachovia's success at managing the risks involved in the foregoing.

         Wachovia cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning Wachovia or other matters and attributable to Wachovia or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Wachovia does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this Current Report on Form 8-K.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    WACHOVIA CORPORATION


Date: March 31, 2003                By:  /s/ Robert P. Kelly
                                         ---------------------------------------
                                         Name:   Robert P. Kelly
                                         Title:  Senior Executive Vice President
                                                 and Chief Financial Officer




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                                  EXHIBIT INDEX


         Exhibit No.                                 Description
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         99                                          The News Release.






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